   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 15, 2005
                              REGISTRATION NO. 333-
      =====================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ___________________

                                    FORM S-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                               ___________________

                           ACACIA RESEARCH CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)
                               ___________________

             DELAWARE                                            95-4405754
   (State or other jurisdiction                              (I.R.S. Employer
of incorporation or organization)                        Identification Number)

                       500 NEWPORT CENTER DRIVE, 7TH FLOOR
                         NEWPORT BEACH, CALIFORNIA 92660
                                 (949) 480-8300
   (Address, including zip code, and telephone number, including area code of registrant's principal executive offices)
                               ___________________

                                  PAUL R. RYAN
                             CHIEF EXECUTIVE OFFICER
                       500 NEWPORT CENTER DRIVE, 7TH FLOOR
                         NEWPORT BEACH, CALIFORNIA 92660
                                 (949) 480-8300
(Address, including zip code, and telephone number, including area code of agent for service)
                               ___________________

                                   Copies to:
                              RAYMOND A. LEE, ESQ.
                             GREENBERG TRAURIG, LLP
                        650 TOWN CENTER DRIVE, SUITE 1700
                          COSTA MESA, CALIFORNIA 92626
                                 (714) 708-6500
                               ___________________

         Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

         If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-112885

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]


                                     CALCULATION OF REGISTRATION FEE

-------------------------------------------- --------------------- ------------------- --------------------
                                               PROPOSED MAXIMUM     PROPOSED MAXIMUM        AMOUNT OF
 TITLE OF SECURITIES TO BE REGISTERED (1)     AGGREGATE OFFERING     OFFERING PRICE     REGISTRATION FEE
                                                PRICE (1) (2)         PER UNIT (3)
-------------------------------------------- --------------------- ------------------- --------------------
Acacia Research-CombiMatrix Common Stock,             __                   __                  __
$0.001 par value per share..................
-------------------------------------------- --------------------- ------------------- --------------------
Warrants to purchase Acacia                           __                   __                  __
Research-CombiMatrix Common Stock...........
-------------------------------------------- --------------------- ------------------- --------------------
Total.......................................    $2,449,800(4)             100%               $288.34
-------------------------------------------- --------------------- ------------------- --------------------

(1) The Registrant previously registered securities having a maximum aggregate offering price of $50,000,000 on a registration statement on Form S-3 (File No. 333-112885) for which a fee of $6,335 was previously paid.

(2) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.

(3) We will determine the proposed maximum offering price per unit in connection with the issuance of the new securities.

(4) The securities registered hereunder may be sold separately or as units with other securities registered hereby. The aggregate amount of common stock registered hereunder is limited to that which is permissible under Rule 415(a)(4) under the Securities Act of 1933, to the extent applicable.

      =====================================================================

                                EXPLANATORY NOTE

            This Registration Statement is being filed pursuant to Rule 462(b) and General Instruction IV to Form S-3, both as promulgated under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-3 (File No. 333-112885) filed by Acacia Research Corporation with the Securities and Exchange Commission on February 17, 2004, which has been declared effective by the SEC, which and including the documents filed by Acacia Research Corporation with the SEC and incorporated or deemed to be incorporated therein, are incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, Acacia Research Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newport Beach, State of California, as of September 15, 2005.



                                        ACACIA RESEARCH CORPORATION

                                        By: /s/ Paul R. Ryan
                                            ------------------------------------
                                            Paul R. Ryan
                                            Chief Executive Officer and Chairman




                                POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                                TITLE                                               DATE
---------                                -----                                               ----
 *                                       Chief Executive Officer and Chairman of the Board   September 15, 2005
-----------------------------------      (Principal Executive Officer)
PAUL R. RYAN

/s/ Clayton J. Haynes                    Chief Financial Officer (Principal Financial and    September 15, 2005
-----------------------------------      Accounting Officer)
CLAYTON J. HAYNES

 *                                       President and Director                              September 15, 2005
-----------------------------------
ROBERT L. HARRIS

 *                                       Director                                            September 15, 2005
-----------------------------------
THOMAS B. AKIN

 *                                       Director                                            September 15, 2005
-----------------------------------
RIGDON CURRIE

 *                                       Director                                            September 15, 2005
-----------------------------------
FRED A. DE BOOM

 *                                       Director                                            September 15, 2005
-----------------------------------
EDWARD W. FRYKMAN

 *                                       Director                                            September 15, 2005
-----------------------------------
G. LOUIS GRAZIADIO III

 *                                       Director                                            September 15, 2005
-----------------------------------
AMIT KUMAR


By: /s/ Clayton J. Haynes
    --------------------------------
Clayton J. Haynes
Attorney-in-Fact

                                  EXHIBIT INDEX

         Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the exhibits.

EXHIBIT
NUMBER            DESCRIPTION
------            -----------
5.1               Opinion of Greenberg Traurig, LLP
23.1              Consent of Greenberg Traurig, LLP (contained in their opinion filed as Exhibit 5.1 to this Registration Statement)
23.2              Consent of Independent Registered Public Accounting Firm
23.3              Consent of Independent Registered Public Accounting Firm
23.4              Consent of Independent Registered Public Accounting Firm